LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 18, 2009 TO THE PROSPECTUS DATED APRIL 30, 2009, AS SUPPLEMENTED ON MAY 18, 2009

OF WESTERN ASSET MONEY MARKET FUND AND

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

The funds currently offer Exchange A shares. Effective June 2, 2009, the funds will cease offering Exchange A shares and all Exchange A shares will be converted to Class A shares. Until June 2, 2009, Class A shares will be available only to eligible participants in broker sweep programs and certain other qualified investors and may not be purchased by exchange of Class A shares from other funds sold by the distributor. Exchange A shares will be available to all other individual investors and to investors in certain retirement plans.

Also, until June 2, 2009, Class B shares will convert to Exchange A shares approximately 8 years after purchase. Starting June 2, 2009, Class B shares will convert to Class A shares approximately 8 years after purchase.

Both Exchange A and Class A shares are exchangeable for Class A shares (or, if offered, Exchange A shares) of other funds sold by the distributor.

All contrary information in the Prospectus is hereby superseded.

The following sections of the Prospectus are supplemented as follows until June 2, 2009:

Performance Information: Performance of Exchange A shares of each fund is not shown because Exchange A shares did not have a full calendar year of performance as of December 31, 2008. Classes not included in the table would have had different performance to the extent of their different expenses.

Fee table: The fee table is revised to include the following fees and expenses for Exchange A shares.

SHAREHOLDER FEES
	WESTERN ASSET MONEY MARKET FUND	WESTERN ASSET GOVERNMENT MONEY MARKET FUND
(fees paid directly from your investment)	Exchange A1	Exchange A1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[2]	None[2]

ANNUAL FUND OPERATING EXPENSES[8]
Management fee[3]	0.36%	0.39%
Distribution and/or service (12b-1) fee	0.10%	0.10%
Other expenses[4,7]	0.03%	0.02%
Treasury Guarantee Program[5]	0.03%	0.03%
Total annual fund operating expenses[6,7]	0.52%	0.54%

Example: The Example is revised to show the following expenses for the Exchange A shares

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[8]	3 YEARS	5 YEARS	10 YEARS
Western Asset Money Market Fund
Exchange A (with our without redemption)	$53	$160	$277	$618
Western Asset Government Money Market Fund
Exchange A (with or without redemption) [1]	$55	$166	$287	$642

[1]

As of August 1, 2008, Class A shares were closed to purchases and exchanges from all investors other than purchases by eligible participants in broker sweep programs. As of that date, Class A shares obtained through exchange from another fund or purchased through certain Service Agents were converted to Exchange A shares.

[2]

Exchange A shares acquired through exchanges with shares of other Legg Mason Partners funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be a maximum of 1.00% for Exchange A shares.

[3]

Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.45% on the first $1 billion of each of the fund’s average daily net assets; 0.425% on the next $1 billion; 0.40% on the next $3 billion; 0.375% on the next $5 billion and 0.35% on each of the fund’s average daily net assets in excess of $10 billion.

[4]	Each share class is authorized to pay a fee for recordkeeping services performed for the share class and these expenses may increase over time.

[5]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. Each fund has elected to continue to participate in the Program until its termination date on September 18, 2009. For the fiscal year ended 12/31/2009, the expenses of participation in the Program are expected to be 0.03%.

[6]

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.70%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[7]	Reflects current expense ratios after certain voluntary reimbursements by the manager.

[8]	The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is scheduled to terminate on September 18, 2009.

Distribution: Western Asset Money Market Fund and Western Asset Government Money Market Fund have each adopted a shareholder services and distribution plan for its Exchange A shares. Under the plan, each fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Exchange A shares of each fund. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Choosing a class of shares to buy: Individual investors can generally purchase Exchange A shares of each fund.

Investment minimums: Exchange A shares have the same investment minimum initial/additional investment amounts as that shown for Class A shares.

Comparing the funds’ classes: Exchange A shares have the same key features, initial sales charge, contingent deferred sales charge, annual distribution and/or service fees and exchange privilege as that shown for Class A shares.

Sales charges: Exchange A shares have the same sales charges as that shown for Class A shares.

Retirement and institutional investors: Exchange A shares are available to retirement and institutional investors to the same extent as shown for Class A shares.

Financial Highlights: The following is added to the Financial Highlights section of the Prospectus

Western Asset Money Market Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
EXCHANGE A SHARES[1,2]	2008
NET ASSET VALUE, BEGINNING OF YEAR	$1.000
Income (loss) from operations:
Net investment income	0.009
Net realized gain[3]	0.000
Total income from operations	0.009
Less distributions from:
Net investment income	(0.009)
NET ASSET VALUE, END OF YEAR	$1.000
Total return[4]	0.88%†
NET ASSETS, END OF YEAR (BILLIONS)	$1
Ratios to average net assets:
Gross expenses[5,6]	0.57%
Net expenses[5,6,7,8]	0.57
Net investment income[5]	2.14

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2008 (inception date) to December 31, 2008.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.55%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Exchange A shares, will not exceed 0.70%.

†	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

Western Asset Government Money Market Fund

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
EXCHANGE A SHARES	2008[1,2]
NET ASSET VALUE, BEGINNING OF YEAR	$1.000
Income from operations:
Net investment income	0.007
Net realized gain[3]	0.000
Total income from operations	0.007
Less distributions from:
Net investment income	(0.007)
Net realized gains[3]	(0.000)
Total distributions	(0.007)
NET ASSET VALUE, END OF YEAR	$1.000
Total return[4]	0.74%
NET ASSETS, END OF YEAR (MILLIONS)	$410
Ratios to average net assets:
Gross expenses[5,6]	0.55%
Net expenses[5,6,7,8]	0.55
Net investment income[5]	1.80

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2008 (inception date) to December 31, 2008.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.52%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Exchange A shares, will not exceed 0.70%.

WASX011831